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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement File No. 333-33177.

                      /s/ Arthur Andersen LLP

Cleveland, Ohio
June 26, 2000

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS